EXHIBIT 24.1


                          POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of Chase Manhattan Bank USA, National Association (the "Bank"), hereby constitutes and appoints Donald
 L. Boudreau, Bruce A. Smith, Michael Urkowitz, Peter Schleif, Thomas Jacob, William Hoefling, Norman Buchan, Leonard Zych, Michael J. Barrett, John W. Otto, Andrew T. Semmelman, Keith W. Schuck, Barbara D'Amico, Martin Joyce, Scott Hendry and Patricia Garvey, and each them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do any and all things and to execute any and all instruments that any such attorney-in-fact and agent may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder, in connection with the filing of the accompanying registration statement under the Act for the registration of (i) debt obligations of the Bank and/or one or more special purpose entities formed by the Bank (the "SPE"), secured by a pledge of identified financial assets of the Bank or the SPE, and (ii) fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank have been or will be conveyed (the "Securities"), which filing was authorized by the Board of Directors of the Bank by resolutions adopted by such Board of Directors on February 4, 1998 including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to (1) a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements"), each to be filed with the SEC with respect to the Securities, (2) any and all amendments to either Registration Statement (including post-effective amendments) and (3) any and all other instruments or documents to be filed as a part of or in connection with either Registration Statement or any amendment thereto (including any post-effective amendment), whether such instruments or documents are filed before or after the effective date of either Registration Statement, and to appear before the SEC in connection with any matter relating thereto, hereby granting to each such attorney-in-fact and agent full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of ______ __, 1999.



                                  /s/
                                  --------------------------------
                                  Name:  Michael J. Barrett





                           POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of Chase Manhattan Bank USA, National Association (the "Bank"), hereby constitutes and appoints Donald
 L. Boudreau, Bruce A. Smith, Michael Urkowitz, Peter Schleif, Thomas Jacob, William Hoefling, Norman Buchan, Leonard Zych, Michael J. Barrett, John W. Otto, Andrew T. Semmelman, Keith W. Schuck, Barbara D'Amico, Martin Joyce, Scott Hendry and Patricia Garvey, and each them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do any and all things and to execute any and all instruments that any such attorney-in-fact and agent may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder, in connection with the filing of the accompanying registration statement under the Act for the registration of (i) debt obligations of the Bank and/or one or more special purpose entities formed by the Bank (the "SPE"), secured by a pledge of identified financial assets of the Bank or the SPE, and (ii) fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank have been or will be conveyed (the "Securities"), which filing was authorized by the Board of Directors of the Bank by resolutions adopted by such Board of Directors on February 4, 1998 including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to (1) a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements"), each to be filed with the SEC with respect to the Securities, (2) any and all amendments to either Registration Statement (including post-effective amendments) and (3) any and all other instruments or documents to be filed as a part of or in connection with either Registration Statement or any amendment thereto (including any post-effective amendment), whether such instruments or documents are filed before or after the effective date of either Registration Statement, and to appear before the SEC in connection with any matter relating thereto, hereby granting to each such attorney-in-fact and agent full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of _______ __, 1999.



                                    /s/
                                    -----------------------------
                                    Name:  Peter  Schleif




                          POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of Chase Manhattan Bank USA, National Association (the "Bank"), hereby constitutes and appoints Donald
 L. Boudreau, Bruce A. Smith, Michael Urkowitz, Peter Schleif, Thomas Jacob, William Hoefling, Norman Buchan, Leonard Zych, Michael J. Barrett, John W. Otto, Andrew T. Semmelman, Keith W. Schuck, Barbara D'Amico, Martin Joyce, Scott Hendry and Patricia Garvey, and each them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do any and all things and to execute any and all instruments that any such attorney-in-fact and agent may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder, in connection with the filing of the accompanying registration statement under the Act for the registration of (i) debt obligations of the Bank and/or one or more special purpose entities formed by the Bank (the "SPE"), secured by a pledge of identified financial assets of the Bank or the SPE, and (ii) fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank have been or will be conveyed (the "Securities"), which filing was authorized by the Board of Directors of the Bank by resolutions adopted by such Board of Directors on February 4, 1998 including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to (1) a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements"), each to be filed with the SEC with respect to the Securities, (2) any and all amendments to either Registration Statement (including post-effective amendments) and (3) any and all other instruments or documents to be filed as a part of or in connection with either Registration Statement or any amendment thereto (including any post-effective amendment), whether such instruments or documents are filed before or after the effective date of either Registration Statement, and to appear before the SEC in connection with any matter relating thereto, hereby granting to each such attorney-in-fact and agent full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of ______ __, 1999.



                                   /s/
                                   -----------------------------
                                   Name:  John M. Nuzum, Jr.




                           POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of Chase Manhattan Bank USA, National Association (the "Bank"), hereby constitutes and appoints Donald
 L. Boudreau, Bruce A. Smith, Michael Urkowitz, Peter Schleif, Thomas Jacob, William Hoefling, Norman Buchan, Leonard Zych, Michael J. Barrett, John W. Otto, Andrew T. Semmelman, Keith W. Schuck, Barbara D'Amico, Martin Joyce, Scott Hendry and Patricia Garvey, and each them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do any and all things and to execute any and all instruments that any such attorney-in-fact and agent may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder, in connection with the filing of the accompanying registration statement under the Act for the registration of (i) debt obligations of the Bank and/or one or more special purpose entities formed by the Bank (the "SPE"), secured by a pledge of identified financial assets of the Bank or the SPE, and (ii) fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank have been or will be conveyed (the "Securities"), which filing was authorized by the Board of Directors of the Bank by resolutions adopted by such Board of Directors on February 4, 1998 including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to (1) a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements"), each to be filed with the SEC with respect to the Securities, (2) any and all amendments to either Registration Statement (including post-effective amendments) and (3) any and all other instruments or documents to be filed as a part of or in connection with either Registration Statement or any amendment thereto (including any post-effective amendment), whether such instruments or documents are filed before or after the effective date of either Registration Statement, and to appear before the SEC in connection with any matter relating thereto, hereby granting to each such attorney-in-fact and agent full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of _____ __, 1999.



                                   /s/
                                   ----------------------------
                                   Name:  Thomas Jacob





                         POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of Chase Manhattan Bank USA, National Association (the "Bank"), hereby constitutes and appoints Donald
 L. Boudreau, Bruce A. Smith, Michael Urkowitz, Peter Schleif, Thomas Jacob, William Hoefling, Norman Buchan, Leonard Zych, Michael J. Barrett, John W. Otto, Andrew T. Semmelman, Keith W. Schuck, Barbara D'Amico, Martin Joyce, Scott Hendry and Patricia Garvey, and each them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do any and all things and to execute any and all instruments that any such attorney-in-fact and agent may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder, in connection with the filing of the accompanying registration statement under the Act for the registration of (i) debt obligations of the Bank and/or one or more special purpose entities formed by the Bank (the "SPE"), secured by a pledge of identified financial assets of the Bank or the SPE, and (ii) fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank have been or will be conveyed (the "Securities"), which filing was authorized by the Board of Directors of the Bank by resolutions adopted by such Board of Directors on February 4, 1998 including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to (1) a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements"), each to be filed with the SEC with respect to the Securities, (2) any and all amendments to either Registration Statement (including post-effective amendments) and (3) any and all other instruments or documents to be filed as a part of or in connection with either Registration Statement or any amendment thereto (including any post-effective amendment), whether such instruments or documents are filed before or after the effective date of either Registration Statement, and to appear before the SEC in connection with any matter relating thereto, hereby granting to each such attorney-in-fact and agent full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of ______ __, 1999.


                                    /s/
                                    --------------------------
                                    Name:  William H. Hoefling




                           POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of Chase Manhattan Bank USA, National Association (the "Bank"), hereby constitutes and appoints Donald
 L. Boudreau, Bruce A. Smith, Michael Urkowitz, Peter Schleif, Thomas Jacob, William Hoefling, Norman Buchan, Leonard Zych, Michael J. Barrett, John W. Otto, Andrew T. Semmelman, Keith W. Schuck, Barbara D'Amico, Martin Joyce, Scott Hendry and Patricia Garvey, and each them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do any and all things and to execute any and all instruments that any such attorney-in-fact and agent may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder, in connection with the filing of the accompanying registration statement under the Act for the registration of (i) debt obligations of the Bank and/or one or more special purpose entities formed by the Bank (the "SPE"), secured by a pledge of identified financial assets of the Bank or the SPE, and (ii) fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank have been or will be conveyed (the "Securities"), which filing was authorized by the Board of Directors of the Bank by resolutions adopted by such Board of Directors on February 4, 1998 including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to (1) a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements"), each to be filed with the SEC with respect to the Securities, (2) any and all amendments to either Registration Statement (including post-effective amendments) and (3) any and all other instruments or documents to be filed as a part of or in connection with either Registration Statement or any amendment thereto (including any post-effective amendment), whether such instruments or documents are filed before or after the effective date of either Registration Statement, and to appear before the SEC in connection with any matter relating thereto, hereby granting to each such attorney-in-fact and agent full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of _____ __, 1999.


                                    /s/
                                    ----------------------------
                                    Name:  Donald L. Boudreau